UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 18, 2015

Synchrony Credit Card Master Note Trust

RFS Holding, L.L.C.

Synchrony Bank

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor
as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

On February 18, 2015, Synchrony Credit Card Master Note Trust (the “Trust”) entered into the Omnibus Supplement to Specified Indenture Supplements, a copy of which is filed with this Form 8-K as Exhibit 4.1 (the “Omnibus Supplement”), pursuant to which the Trust and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), amended certain provisions of the Second Amended and Restated Series 2009-VFN4 Indenture Supplement, dated as of March 25, 2013; the Series 2010-1 Indenture Supplement, dated as of March 31, 2010; the Series 2010-2 Indenture Supplement, dated as of April 7, 2010; the Second Amended and Restated Series 2010-VFN1 Indenture Supplement, dated as of April 29, 2014; the Amended and Restated Series 2010-VFN2 Indenture Supplement, dated as of April 24, 2014; the Series 2011-2 Indenture Supplement, dated as of June 16, 2011; the Amended and Restated Series 2011-VFN1 Indenture Supplement, dated as of May 14, 2014; the Series 2012-2 Indenture Supplement, dated as of February 2, 2012; the Series 2012-3 Indenture Supplement, dated as of April 18, 2012; the Series 2012-4 Indenture Supplement, dated as of June 20, 2012; the Series 2012-5 Indenture Supplement, dated as of June 20, 2012; the Series 2012-6 Indenture Supplement, dated as of August 29, 2012; the Series 2012-7 Indenture Supplement, dated as of October 17, 2012; the Amended and Restated Series 2012-VFN1 Indenture Supplement, dated as of April 15, 2014; the Series 2013-1 Indenture Supplement, dated as of March 26, 2013; the Series 2014-VFN1 Indenture Supplement, dated as of April 10, 2014; the Series 2014-VFN2 Indenture Supplement, dated as of April 16, 2014; the Series 2014-VFN3 Indenture Supplement, dated as of April 23, 2014; the Series 2014-VFN4 Indenture Supplement, dated as of May 12, 2014; the Series 2014-VFN5 Indenture Supplement, dated as of May 20, 2014; and the Series 2014-1 Indenture Supplement, dated as of November 20, 2014, each between the Trust and the Indenture Trustee. The Omnibus Supplement provides for the overnight investment of funds deposited into any series trust account and held for distribution on the following payment date in certain permitted investments held at the Indenture Trustee or at a depository institution that has entered into an agreement with the Trust and the Indenture Trustee.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Omnibus Supplement to Specified Indenture Supplements, dated as of February 18, 2015, between the Trust and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2015	RFS Holding, L.L.C., as depositor

	By:	/s/ Joseph Ressa
	Name:	Joseph Ressa
	Title:	Vice President